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                                                                   Exhibit 10.34


                                  STOCK OPTION
                             CANCELLATION AGREEMENT


        THIS STOCK OPTION CANCELLATION AGREEMENT (the "Agreement") is made and entered into as of this 25th day of October 2000, (the "Effective Date") by and between Immersion Corporation, a Delaware corporation (the "Company") and Charles Boesenberg, a Director of the Company ("Optionholder").

                                    RECITALS

        WHEREAS, the Company and Optionholder have previously entered into that certain Stock Option Agreement dated as of February 16, 2000 (the "Option Agreement") pursuant to the 1997 Immersion Corporation Stock Option Plan (the "Plan"); and

        WHEREAS, pursuant to the Option Agreement, Optionholder holds an option to purchase 60,000 shares of common stock of the Company, at an exercise price of $36.00 per share (the "Option");

        WHEREAS, Optionholder believes it to be in his best interests as a director and stockholder of the Company to cancel the Option, so that those options granted to Optionholder may be granted to various other employees as incentives to continue their employment with the Company and achieve product development and other goals which may increase the value of the Company and other options held by Optionholder pursuant to the Plan;

        WHEREAS, the Company shall rely upon Optionholder's cancellation of the Option when hereafter granting options pursuant to the Plan

        NOW, THEREFORE, in consideration of the mutual covenants hereinafter recited, the sufficiency of which is hereby acknowledged, the parties agree as follows:

        25. CONSIDERATION: For good and valuable consideration, Optionholder hereby agrees to cancel the Option, and the Company hereby accepts such cancellation tendered by Optionholder, effective as of the Effective Date.

                INCREASE IN OPTION POOL. Company shall treat the Option cancelled by the Optionholder, and the options released thereby, as an increase of the option pool available for future grants pursuant to section 4.1 ("Maximum Number of Shares Issuable") of the Plan.

        26. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Optionholder and his successors and assigns.

        27. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made between California residents and wholly to be performed in California.

        28. HEADINGS. The headings in this Agreement are intended principally for convenience and shall not, by themselves, determine the rights and obligations of the parties to this Agreement.

        29. SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, such provision shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the maximum extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

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        30. ENTIRE AGREEMENT. This Agreement contains all of the terms and conditions agreed upon by the parties relating to the subject matter hereof and supersedes any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications of the parties, whether oral or written, respecting the subject matter hereof.



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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        COMPANY:
                                          IMMERSION CORPORATION

                                        By:           /s/ Robert G. O'Malley
                                           -------------------------------------
                                        Name:  Robert G. O'Malley
                                             -----------------------------------
                                        Title:        CEO & President
                                              ----------------------------------


                                        OPTIONHOLDER:
                                          OPTIONHOLDER

                                        By:        /s/ Charles Bosenberg
                                           -------------------------------------
                                                   Charles Boesenberg